                                                                       Exhibit S

                               POWER OF ATTORNEY
                               -----------------

     We, the undersigned Trustees and officers of Nicholas-Applegate Convertible & Income Fund II (the "Trust"), hereby severally constitute and appoint each of Stephen J. Treadway, Newton B. Schott, Jr., Brian S. Shlissel, Joseph B. Kittredge, Jr. and David C. Sullivan, and each of them singly, with full powers of substitution and resubstitution, our true and lawful attorney, with full power to him to sign for us, and in our name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                          Capacity                     Date
---------------------------   -----------------------      --------------


/s/ Brian S. Shlissel         President and                August 1, 2003
---------------------------   Chief Executive
Brian S. Shlissel             Officer


/s/ Hans W. Kertess
---------------------------   Trustee                      August 1, 2003
Hans W. Kertess


/s/ Robert E. Connor
---------------------------   Trustee                      August 1, 2003
Robert E. Connor


/s/ John J. Dalessandro II
---------------------------   Trustee                      August 1, 2003
John J. Dalessandro II


/s/ Lawrence Altadonna        Treasurer and                August 1, 2003
---------------------------   Principal Financial and
Lawrence Altadonna            Accounting Officer


/s/ Newton B. Schott, Jr.     Vice President and           August 1, 2003
---------------------------   Secretary
Newton B. Schott, Jr.